SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement     / / Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))

/X/  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Material under Rule 14a-11(c) or Rule 14a-12

                     Wilshire Financial Services Group Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         /X/  No fee required.

         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)  Title of each class of securities to which transaction applies:


         (2)  Aggregate number of securities to which transaction applies:


         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


         (4)  Proposed maximum aggregate value of transaction:


         (5)  Total fee paid:


         / /  Fee paid previously with preliminary materials:


         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)  Amount Previously Paid:


         (2)  Form, Schedule or Registration Statement No.:


         (3)  Filing Party:


         (4)  Date Filed:

                     WILSHIRE FINANCIAL SERVICES GROUP INC.
                                1776 S.W. Madison
                             Portland, Oregon 97205

                                                                  April 25, 2001





Dear Stockholder:

     You are cordially invited to attend the 2001 annual meeting of stockholders of Wilshire Financial Services Group Inc. which will be held at 10:00 a.m. on Tuesday, May 22, 2001, at the law offices of Irell & Manella LLP, 1800 Avenue of the Stars, Suite 900, Los Angeles, California 90067.

     Enclosed are the Secretary's official Notice of the Annual Meeting, a proxy statement and a form of proxy. At the annual meeting you will be asked to elect six (6) directors to serve until the next annual meeting. We also will report to you on the operations of the Company, and you will have the opportunity to ask questions about the Company that may be of general interest to stockholders.

     The enclosed proxy statement contains important information concerning the matter to be voted on at the annual meeting. Please study it carefully. Your vote is very important, regardless of how many shares you own. Even if you plan to attend the annual meeting, please complete, sign, date and return the enclosed proxy card promptly in the accompanying self-addressed, postage prepaid envelope. If you do join us at the annual meeting and wish to vote in person, you may revoke your proxy at that time.

     The other members of the Board of Directors and I look forward to seeing you at the meeting.



                                                     Sincerely,

                                                     /s/ LARRY B. FAIGIN

                                                     Larry B. Faigin
                                                     Chairman Of The Board




        PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARD WHETHER OR NOT
                YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING.

                     WILSHIRE FINANCIAL SERVICES GROUP INC.
                                1776 S.W. Madison
                             Portland, Oregon 97205

                  NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS

                to be held at 10:00 a.m. on Tuesday, May 22, 2001
                    at the law offices of Irell & Manella LLP
                            1800 Avenue of the Stars
                                    Suite 900
                          Los Angeles, California 90067


TO THE STOCKHOLDERS OF WILSHIRE FINANCIAL SERVICES GROUP INC.:

     The annual meeting of stockholders of Wilshire Financial Services Group Inc. will be held at 10:00 a.m. on Tuesday, May 22, 2001, at the law offices of Irell & Manella LLP at 1800 Avenue of the Stars, Suite 900, Los Angeles, California 90067, for the following purposes:

     1. To elect a board of six (6) directors to hold office until the next annual meeting of stockholders; and

     2. To consider and transact such other business as may properly come before the annual meeting and at any adjournments or postponements thereof.

     YOUR BOARD OF DIRECTORS URGES STOCKHOLDERS TO VOTE FOR THE NOMINEES LISTED HEREIN IN ITEM 1.

     Only stockholders of record on the books of the Company as of the close of business on April 19, 2001 will be entitled to notice of and to vote at the annual meeting.

               PLEASE READ THE ENCLOSED PROXY STATEMENT CAREFULLY.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE. IF YOU LATER FIND THAT YOU CAN BE PRESENT OR DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO AT ANY TIME BEFORE THE VOTING AT THE ANNUAL MEETING.





                                            By Order of the Board of Directors,

                                            /s/ MARK H. PETERMAN

                                            Mark H. Peterman,
                                            Secretary

April 25, 2001
Portland, Oregon

                     WILSHIRE FINANCIAL SERVICES GROUP INC.
                                1776 S.W. Madison
                             Portland, Oregon 97205



                               PROXY STATEMENT FOR

                       2001 ANNUAL MEETING OF STOCKHOLDERS


                to be held at 10:00 a.m. on Tuesday, May 22, 2001
                    at the law offices of Irell & Manella LLP
                            1800 Avenue of the Stars
                                    Suite 900
                          Los Angeles, California 90067




     This proxy statement is furnished in connection with the solicitation of the enclosed proxy by the Board of Directors of Wilshire Financial Services Group Inc. for use at our 2001 annual meeting of stockholders to be held at 10:00 a.m. on Tuesday, May 22, 2001 and at any adjournment or postponement thereof, for the purposes set forth in the attached Notice of 2001 Annual Meeting of Stockholders.

     This proxy statement is dated April 25, 2001 and, together with the form of proxy, shall first be mailed to the Company's stockholders on or about April 27, 2001.

                            VOTING RIGHTS AND PROXIES

Record Date And Outstanding Shares

     Only stockholders of record at the close of business on April 19, 2001 will be entitled to vote at the annual meeting. On April 19, 2001, the Company had 20,079,125 shares of common stock issued and outstanding and approximately 33 stockholders of record (including brokers holding the Company's stock in street name for others). Each share of common stock outstanding on the record date is entitled to one vote at the annual meeting on each matter to be voted on.

Quorum And Voting

     A majority of all outstanding shares of common stock entitled to vote at the annual meeting, represented in person or by proxy, constitutes a quorum for the transaction of business at the annual meeting. Abstentions and broker non-votes are counted for the purpose of determining whether or not a quorum exists, but are not counted for the purpose of determining the election of each nominee for director.

     In April 2001 the Board amended the Company's bylaws to change the authorized number of directors to a number between six (6) and nine (9), inclusive. (Previously, the authorized number of directors was seven (7).) The Board also passed a resolution establishing that the current number of directors of the Company shall be six (6). The nominees receiving the highest number of votes at the annual meeting will be elected.

     Shares of common stock represented by proxies properly executed and received by the Company in time to be voted at the annual meeting will be voted in accordance with the instructions indicated on the proxies and, if no instructions are indicated, will be voted "FOR" each of the six (6) candidates named in this proxy statement at the annual meeting or any adjournment or postponement thereof. All proxies voted "FOR" each of the six (6) director nominees, including proxies on which no instructions are indicated, may, at the discretion of the proxy holder, be voted "FOR" a motion to adjourn or postpone the annual meeting to another time and/or place for the purpose of soliciting additional proxies or otherwise.

     The Board is not currently aware of any business to be acted upon at the annual meeting other than as described herein. If, however, other matters are properly brought before the annual meeting, persons appointed as proxies will have discretion to vote or act thereon in their best judgment. The Company has appointed Douglas Stalgren to function as the inspector of elections at the annual meeting. The inspector of elections will tabulate votes, ascertain whether a quorum is present and determine the voting results on all matters presented to the stockholders.

Revocation Of Proxies And Solicitation Of Proxies

     If you are the record owner of your shares, you may revoke your proxy at any time before it is voted at the annual meeting by (1) submitting a new proxy card, (2) delivering written notice to the Secretary of the Company before May 22, 2001, stating that you are revoking your proxy, or (3) attending the annual meeting and voting your shares in person. Attendance at the annual meeting will not, in itself, constitute the revocation of your proxy.

     Under the Company's bylaws, stockholders may not present nominees for elections or other proposals for action at the annual meeting unless written notice thereof, containing the information required by the Company's bylaws, was delivered to the Secretary of the Company no later than the close of business on April 2, 2001. No stockholder nominees or proposals were received by the Company.

Costs of Solicitation

     Proxies  may be  solicited  by  mail,  personal  interview,  telephone  and
telecopy  by   directors,   officers  and  employees  of  the  Company  and  its
subsidiaries on a part-time basis and for no additional compensation. In addition, the Company has retained the services of Corporate Investor Communications, Inc. to assist in the solicitation of proxies and in the distribution of proxies and accompanying materials to brokerage houses for an estimated fee of $4,000 plus out-of-pocket expenses. The entire cost of soliciting proxies under this proxy statement will be borne by the Company and will include amounts paid in reimbursement to banks, brokerage firms, custodians, nominees and others for their expenses in forwarding soliciting material to the beneficial owners of the common stock held of record by such person.

     Any written revocation of your proxy or other related communications in connection with this proxy statement, and requests for additional copies of this proxy statement or the proxy, should be addressed to Mark H. Peterman, Secretary, Wilshire Financial Services Group Inc., 1776 S.W. Madison, Portland, Oregon 97205. If you have any questions or need further assistance in voting your shares, please call Mr. Peterman at (503) 223-5600.

                              ELECTION OF DIRECTORS

                         (Item No. 1 on the proxy card)

     The Board of Directors of Wilshire Financial Services Group Inc. currently consists of seven (7) members who were last elected to the Board on June 22, 2000 and whose terms expire with the May 22, 2001 annual meeting. The Board of Directors has nominated the following six (6) persons to serve until the next annual meeting:

                              Robert M. Deutschman
                                 Larry B. Faigin
                                Peter S. Fishman
                               Stephen P. Glennon
                                Edmund M. Kaufman
                                Daniel A. Markee

     Each of the nominees has indicated that he is willing and able to serve as a director. Unless instructions to the contrary are specified in a properly signed and returned proxy, the proxies will be voted in favor of the six nominees listed above.

Information Regarding the Nominees for the Board of Directors of the Company

     The following is a list of, and certain biographical information for, the nominees. The nominees' ages are as of April 25, 2001. All nominees are United States citizens.

                                                                     Director
                                                                      of the
                                                                     Company
Name                     Age    Position with Company                 Since
----------------------- ----- ------------------------------------ ------------
Larry B. Faigin........  58    Chairman of the Board                   1999
Stephen P. Glennon.....  57    Chief Executive Officer, Director       1999
Robert M. Deutschman...  44    Director                                1999
Peter S. Fishman.......  53    Director                                1999
Edmund M. Kaufman......  71    Director                                2000
Daniel A. Markee.......  44    Director                                1999


     Larry B. Faigin was appointed to the Board of Directors in June 1999 and has been Chairman since September 1999. Mr. Faigin is President and Chief Executive Officer of GreenPark Group, LLC, a company that specializes in acquiring environmentally-impacted land and remediating and improving the property for further development. Prior to joining that company, he was Chief Executive Officer of Home Capital Corporation, a subsidiary of HomeFed Bank. He also has served as a consultant to Chevron Corporation, and Chief Executive Officer and Director of Wood Bros. Homes, Inc. Mr. Faigin received his B.A. and J.D. degrees from Case Western Reserve University.

     Stephen P. Glennon has been the Company's Chief Executive Officer since September 1999 and a Director since December 1999. From 1994 until joining the Company, Mr. Glennon served as Chief Executive Officer of Glennon Associates, a firm of private investment bankers specializing in financial restructuring and turnaround management of financial sector companies. Mr. Glennon previously served as an investment banker with Lehman Brothers, N.Y. and Lepercq, de Neuflize & Co., N.Y. Mr. Glennon currently serves as a director of New Water Street Corporation, N.Y. and Point Clear Holdings, N.Y. Mr. Glennon received his B.A. degree from Colgate University in 1966.

     Robert M. Deutschman has been a director of the Company since June 1999. Mr. Deutschman is a Managing Director of Cappello Capital Corp., a financial service and advisory company which engages in merchant banking, venture capital and investment banking. Prior to joining Cappello, Mr. Deutschman was a Managing Director of Saybrook Capital Corp. From 1991 until 1994, Mr. Deutschman was a Senior Vice President and Director of Principal Investments in the Public Finance Group of Houlihan Lokey Howard & Zukin. Mr. Deutschman received his undergraduate degree in Political Science at Haverford College and his J.D. degree from Columbia University School of Law.

     Peter S. Fishman has been a director of the Company since September 1999. Mr. Fishman has been a Vice President at Houlihan Lokey, Howard & Zukan, an investment banking firm, since January 2000. Previously, Mr. Fishman was a Director of Helix Capital services, a private merchant bank engaged in investing in and providing merger and acquisition advisory services to its clients. Prior to joining Helix, Mr. Fishman was a partner in law firms in Los Angeles and San Francisco, specializing in financial reorganizations and restructurings. Mr. Fishman's practice focused on the representation of underperforming and troubled companies, both public and private, and the representation of financial institutions and other lenders in structuring new financings and the workout of troubled credits. Mr. Fishman received his undergraduate degree from the University of Birmingham, England, his M.B.A. degree from University of California, Los Angeles, where he was a Lowenhaupt Scholar, and his J.D. degree from Loyola Marymount University.

     Daniel A. Markee has been a director of the Company since June 1999. Mr. Markee is President of LendSource, Inc., a firm specializing in the origination of first mortgage, home equity and consumer installment debt. From 1993 until 1997, Mr. Markee was involved in the real estate investment business as President of Forterra, Inc., and as a principal of Euro-American Partners, Inc. Mr. Markee received a B.S. degree in Finance from the University of Colorado.

     Edmund M. Kaufman has been a director of the Company since March 2000. Mr. Kaufman is a Senior Partner emeritus with the law firm of Irell & Manella LLP. Mr. Kaufman has served as a director of United PanAm Financial Corp. since October 1997, a director of Structural Research & Analysis Corp. since 1990, a director of the Los Angeles Opera since 1986, and a member of the Board of Trustees of the Friends of the University of California Press. Mr. Kaufman received his B.A. degree from the University of California, Los Angeles and his J.D. degree from Columbia University School of Law.

     There are no family relationships between any director, nominee or executive officer and any other director, nominee or executive officer of the Company. There are no arrangements or understandings between any director, nominee or executive officer and any other person pursuant to which he has been or will be selected as a director and/or executive officer of the Company.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
           ELECTION OF EACH OF THE NOMINEES LISTED ABOVE AS DIRECTORS.

    CERTAIN INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

Committees of the Board of Directors

     The Board of Directors of the Company has an Audit Committee and a Compensation Committee. The Audit Committee's function is to meet with management, the internal auditors and the independent auditors to review and evaluate the Company's audited financial statements, internal accounting controls and regulatory examinations and to monitor the Company's compliance with laws, regulations and corporate policy. The Audit Committee met 5 times during 2000 and currently consists of Messrs. Fishman, Kaufman and Markee.

     The Compensation Committee reviews and approves compensation policies for all employees; develops, approves and administers the salaries, bonuses and equity compensation of all executive officers of the Company and its subsidiaries; reviews compensation programs and practices for the Chief Executive Officer; and has supervisory control over the administration of the Company's Amended and Restated 1999 Equity Participation Plan and other compensation plans and benefit programs. The Compensation Committee met 11 times during 2000 and currently consists of Elizabeth F. Aaroe and Messrs. Deutschman, Markee and Kaufman.

     From January 1, 2000 through the end of 2000, the Company's Board of Directors met 9 times. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of all meetings of the committees on which he or she served.

Compensation Of Directors

     From January 1, 2000 through February 29, 2000, each member of the Board of Directors who was not an officer or employee of the Company was paid a monthly stipend of $4,167, a per-meeting fee of $1,000 for each Board of Directors' meeting attended in person and $500 for each meeting attended telephonically, and a $500 per-meeting fee for each committee meeting attended on days other than when Board of Directors' meetings were held. In addition, directors who served as chairs of a committee or of the Board received an additional yearly stipend of $5,000.

     Effective March 1, 2000, directors' fees were revised. Each member of the Board of Directors who is not an officer or employee of the Company is paid a monthly stipend of $2,083, a per-meeting fee of $1,000 for each Board of
Directors' meeting attended in person, $500 for each meeting attended telephonically, and a $500 per-meeting fee for each committee meeting attended on days other than when Board of Directors' meetings are held. In addition, directors who serve as the chair of the Audit Committee or of the Board receive an additional yearly stipend of $10,000, and the chairperson of the Compensation Committee receives an additional yearly stipend of $5,000. Other members of the Audit Committee and Compensation Committee receive yearly stipends of $5,000 and $2,500, respectively. Officers and employees of the Company who also serve as directors do not receive any retainer or additional fees for serving as a director.

     Upon joining the Board, each non-employee director was granted an option to purchase 30,000 shares of common stock at a price per share equal to the fair market value of the shares of common stock on the grant date. The directors received an additional 10,000 options in December 1999. Each director also receives options to purchase an additional 10,000 shares of common stock on each anniversary date of his or her appointment. All options granted to the directors vest in thirds on each anniversary of the grant date.

                        EXECUTIVE OFFICERS OF THE COMPANY

     The following table sets forth as to each of the persons who currently serves as an Executive Officer of the Company, such person's age, such person's current position with the Company, and the period during which the person has served in such position:





Name                             Age                       Position With Company                     Position Since
------------------------------ --------- ----------------------------------------------------------- ---------------
Stephen P. Glennon......          57     Chief Executive Officer                                          1999
Bruce A. Weinstein......          38     Executive Vice President and Chief Financial Officer             2000
Richard S. Cupp.........          60     Chief Executive Officer and President, First Bank of             1999
                                         Beverly Hills, FSB
Jay H. Memmott..........          39     Chief Executive Officer and President, Wilshire Credit           1999
                                         Corporation
Mark H. Peterman........          53     Executive Vice President, Legal Counsel and Secretary            1999
Russell T. Campbell.....          37     Senior Vice President, Portfolio Management                      1999
Bradley B. Newman.......          39     Senior Vice President, Capital Markets                           1999


     Stephen P. Glennon has been the Company's Chief Executive Officer since September 1999 and a Director since December 1999, and has been a director of First Bank of Beverly Hills, FSB ("FBBH" or the "Bank"), the Company's banking subsidiary, since April 2001. From 1994 until joining the Company, Mr. Glennon served as Chief Executive Officer of Glennon Associates, a firm of private investment bankers specializing in financial restructuring and turnaround management of financial sector companies. Mr. Glennon previously served as an investment banker with Lehman Brothers, N.Y. and Lepercq, de Neuflize & Co., N.Y. Mr. Glennon currently serves as a director of New Water Street Corporation, N.Y. and Point Clear Holdings, N.Y.

     Bruce A. Weinstein has been Executive Vice President and Chief Financial Officer of the Company and a director of FBBH since April 2001. From April 2000 to April 2001 Mr. Weinstein was Senior Vice President and Chief Financial Officer of the Company. Prior to this appointment Mr. Weinstein served as Senior Vice President and Chief Financial Officer of Wilshire Credit Corporation since November 1999. Previously, from March 1997 to November 1999, Mr. Weinstein was Vice President, Finance of the Company. From 1983 to November 1996, Mr. Weinstein held various financial positions in Vancouver Furniture Company.

     Richard S. Cupp has been Chief Executive Officer and President and a director of FBBH since November 1999. From July 1997 to July 1999, Mr. Cupp was Chief Executive Officer and President of HF Bancorp, the parent of Hemet Federal Bank. From July 1993 to March 1997, Mr. Cupp was Chief Executive Officer and President of Ventura County National Bancorp.

     Jay H. Memmott has been Chief Executive Officer and President of Wilshire Credit Corporation since November 1999. Prior to his appointment as President, Mr. Memmott served as Vice President in charge of Loan Servicing of the Company's prior affiliated servicer from August 1997 to November 1999. From April 1990 to August 1997, Mr. Memmott served as a Vice President of Coast Federal Bank in Los Angeles, California.

     Mark H. Peterman has been the Company's Executive Vice President, Legal Counsel and Secretary since November 1999. Mr. Peterman served as Senior Vice President and Legal Counsel from July 1998 through November 1999. Previously, Mr. Peterman was a partner in the law firm of Stoel Rives LLP from 1975 to July 1998.

     Russell T. Campbell has been Senior Vice President, Portfolio Management since November 1999. Mr. Campbell held several management positions at the Company from 1997 to November 1999. Prior to joining the Company, Mr. Campbell was Chief Financial Officer for Oregon Business Media from 1992 to 1997.

     Bradley B. Newman has been Senior Vice President, Capital Markets since November 1999. Previously, Mr. Newman was Vice President, Capital Markets/Securitization for the Company from August 1998 to November 1999. From September 1995 to August 1998, Mr. Newman was Chief Operating Officer of J.G. Newman Co., an insurance underwriter.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth the total compensation paid or accrued by the Company for services rendered during the year ended December 31, 2000 to the Chief Executive Officer of the Company and each of the four other most highly compensated executive officers of the Company who were serving as executive officers at December 31, 2000.

                                                                                                       Long-Term
                                                   Annual Compensation                                Compensation
                                             ---------------------------------------------------   ------------------
                                                                                       Annual          Securities
                                                                                      Comp.($)         Underlying
Name and Principal Position                   Year       Salary ($)     Bonus ($)      Other        Options/ SARs(#)
---------------------------                  ------    ------------    ----------   ------------   ------------------
Stephen P. Glennon..........................  2000      $ 75,016       $      --    $  68,406(1)        975,000
   Chief Executive Officer                    1999      $ 89,349(2)    $      --           --


Jay H. Memmott..............................  2000      $217,530       $ 135,000           --           250,000
   Chief Executive Officer and President,     1999      $139,450       $  50,000           --                --
   Wilshire Credit Corporation                1998      $115,537       $  10,000           --                --

Bruce A. Weinstein..........................  2000      $198,632       $ 150,000           --           250,000
   Executive Vice President and               1999      $130,109       $  50,000           --                --
   Chief Financial Officer                    1998      $ 69,423       $  20,000           --                --

Richard S. Cupp.............................  2000      $298,680       $  61,000           --            50,000
   Chief Executive Officer and President,     1999      $ 31,250(3)    $  40,000           --           200,000
   First Bank of Beverly Hills, FSB

Mark H. Peterman............................  2000      $269,010       $  50,000           --           125,000
   Executive Vice President, Legal Counsel    1999      $253,242       $ 250,000           --                --
   and Secretary                              1998      $ 98,495(4)    $ 125,000           --                --

--------------

(1)  Includes $45,365 for personal living expenses and taxes.
(2)  Mr. Glennon was hired in September 1999.
(3)  Mr. Cupp was hired in November 1999.
(4)  Mr. Peterman was hired in July 1998.

Options/SARs Grants In Last Fiscal Year

     The following table provides information concerning stock options granted by the Company during the year ended December 31, 2000 to each of the named executive officers.


                                                % of Total                                   Potential Realizable
                                               Options/SARs                                 Value at Assumed Annual
                               Number of        Granted to                                   Rates of Stock Price
                               Securities      Employees in                                    Appreciation for
                               Underlying      Year Ended     Exercise or                       Option Term (1)
                              Options/SARs     December 31,   Base Price    Expiration    ---------------------------
Name                          Granted (#)          2000         ($/sh)         Date            5%            10%
----                        ----------------  -------------   -----------  ------------   ------------   ------------
Stephen P. Glennon.....        400,000           13.54%           $1.06        2010         $ 266,651     $  675,747
Stephen P. Glennon.....        575,000           19.46%           $1.19        2010         $ 430,321     $1,090,518

Jay H. Memmott.........        100,000            3.38%           $1.06        2010         $  66,663     $  168,937
Jay H. Memmott.........        150,000            5.08%           $1.38        2010         $ 130,181     $  329,905

Bruce A. Weinstein.....        100,000            3.38%           $1.06        2010         $  66,663     $  168,937
Bruce A. Weinstein.....        150,000            5.08%           $1.38        2010         $ 130,181     $  329,905

Richard S. Cupp........         50,000            1.69%           $1.38        2010         $  43,394     $  109,968

Mark H. Peterman.......        100,000            3.38%           $1.06        2010         $  66,663     $  168,937
Mark H. Peterman.......         25,000            0.85%           $1.38        2010         $  21,697     $   54,984

----------------
 (1) These amounts represent hypothetical gains that could be achieved for the options if they are exercised at the end of their terms. The assumed 5% and 10% rates of stock price appreciation are mandated by rules of the Securities and Exchange Commission. They do not represent the Company's estimate or projection of future prices of the Common Stock.

Aggregated Option/SAR Exercises In Last Fiscal Year And Fiscal Year-End Option/SAR Values

     The following table lists the aggregate number of unexercised options and the value of unexercised in-the-money options at December 31, 2000 for each of the named executive officers. The Company has no outstanding SARs.


                                                                 Number of Securities            Value of Unexercised
                                                                Underlying Unexercised        In-the-Money Options/SARs
                                                              Options/SARs at FY-End (#)            at FY-End ($)
                            Shares Acquired       Value     ------------------------------  ------------------------------
Name                        on Exercise (#)   Realized ($)   Exercisable    Unexercisable    Exercisable    Unexercisable
------------------------  -----------------  -------------  -------------  ---------------  -------------  ---------------
Stephen P. Glennon......               --             --         358,333          616,667         39,062           71,875
Jay H. Memmott..........               --             --          33,333          216,667          6,250           12,500
Bruce A. Weinstein......               --             --          33,333          216,667          6,250           12,500
Richard S. Cupp.........               --             --          66,666          183,334         16,667           33,334
Mark H. Peterman........               --             --          33,333           91,667          6,250           12,500



Long Term Incentive Plan Awards In Last Fiscal Year

     No long term incentive plan awards were made during the 2000 fiscal year to any of the named executive officers.

Employment Arrangements

     On September 3, 1999 the Company hired Stephen Glennon as Chief Executive Officer. Until April 1, 2000, Mr. Glennon's salary was $25,000 per month and in January 2000, Mr. Glennon was granted 400,000 stock options at a price of $1.0625 per share. One-third of the options vested on January 1, 2000, one-third of the options will vest on June 30, 2001 and one-third will vest on June 30, 2002. Commencing April 1, 2000 Mr. Glennon began receiving a salary of $24 per year for two years, and is reimbursed for certain living expenses. Mr. Glennon also was granted 575,000 stock options at a price of $1.1875 per share. The options vest at the rate of 25,000 per month for each month of employment completed by Mr. Glennon. The options have acceleration provisions whereby, in the event of a change in control of the Company, the options would vest automatically and immediately become exercisable.

     On November 15, 1999 the Bank hired Richard S. Cupp as Chief Executive Officer and President for a two-year term. A signing bonus of $40,000 was paid to Mr. Cupp on January 3, 2000. Mr. Cupp's annual salary is $250,000 and Mr. Cupp was granted 200,000 stock options at a price of $1.00 per share. One-third of the options vested on January 1, 2000, one-third of the options will vest on June 30, 2001, and one-third will vest on June 30, 2002. In September 2000 Mr. Cupp was granted an additional 50,000 stock options at $1.375 per share. The options vest in three equal annual installments beginning on June 1, 2001. The options have acceleration provisions whereby, in the event of a change in control of the Company or the Bank, the options would vest automatically and immediately become exercisable. The options will also vest and become immediately exercisable if, within six months before a change in control of the Company or the Bank, Mr. Cupp's employment with the Bank is involuntarily terminated without cause or if Mr. Cupp voluntarily terminates his employment after certain adverse changes in the terms of his employment ("Good Reason"). If, within 12 months after a change in control of the Company or the Bank, Mr. Cupp's employment with the Bank is involuntarily terminated without cause or Mr. Cupp voluntarily terminates his employment for Good Reason, Mr. Cupp will be paid a sum equal to two times the average of his annual cash compensation for the five most recent years, and the Bank will pay for certain of his employee benefits. However, the sum will be reduced to the extent necessary to prevent the sum from being nondeductible to the Company under Internal Revenue Code
Section 280G, or from resulting in an excise tax to Mr. Cupp under Internal Revenue Code Section 4999. If, without any change in control of the Company or the Bank, Mr. Cupp's employment with the Bank is involuntarily terminated without cause or Mr. Cupp voluntarily terminates his employment for Good Reason, the Bank will pay Mr. Cupp an amount equal to his annual salary, payable in six equal monthly installments, and the Bank will pay for certain of his employee benefits.

     In October 2000, the Company gave change-in-control agreements to Messrs. Weinstein, Memmott, Peterman, Campbell and Newman. These agreements provide that, in the event of a change in control of the Company, these executives would be entitled to receive a severance payment equal to their annual base salary if within a specified period of time after a change in control, their employment is involuntarily terminated by the Company for any reason other than cause or death or disability, or they voluntarily terminate their employment after certain adverse changes in the terms of their employment ("Good Reason"). The specified period of time for Bruce Weinstein, the Company's Chief Financial Officer, and Jay Memmott, the President of WCC, is 120 days. The specified period of time for the other three executives was one year, but as of April 2001 was changed to 120 days for Messrs. Campbell and Newman. In April 2001 the Company revised the severance payment for Messrs. Weinstein, Memmott, Campbell and Newman to an amount equal to twice their annual base salary. In addition, Messrs. Weinstein and Memmott and, as of April 2001, Messrs. Campbell and Newman are entitled to their severance payment if they terminate their employment after the 120-day period, whether or not they have been terminated without cause or voluntarily terminate for Good Reason. The Board has approved an amendment to the option grants of Messrs. Weinstein, Memmott, Peterman, Campbell and Newman to provide that all options granted to these executives will become immediately vested and exercisable upon a change in control of the Company, without regard to whether these executives are terminated without cause or voluntarily terminate for Good Reason. (This provision has also been extended to all officers and directors of the Company, so that all options granted under the Company's Amended and Restated Equity Participation Plan will become immediately vested and exercisable upon a change in control of the Company.) Mr. Glennon receives stock options for his compensation, and the options have acceleration provisions whereby, in the event of a change in control of the Company, the options would vest automatically and immediately become exercisable.

Audit Committee Report

     The Audit Committee of the Board of Directors of the Company is composed exclusively of non-employee directors who are independent, as defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Audit Committee's function is to oversee the Company's financial reporting process, and its duties are set forth in the Audit Committee Charter adopted by the Board of Directors. A copy of the Audit Committee Charter is attached to this proxy statement as Appendix A.

     The Audit Committee has reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2000. In addition, the Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61 "Communications with Audit Committees," as amended by SAS No. 90 "Audit Committee Communications." The Audit Committee has received the written disclosures and the letter from the independent public accountants required by Independence Standards Board Standard No. 1, and has discussed with the independent public accountants their independence.

     Following is a summary of fees billed by independent public accountants for the year ended December 31, 2000. The Audit Committee believes that the non-audit services performed are compatible with maintaining the principal accountant's independence.

Independent Accountant Fee Disclosure

Audit fees .....................................................      $658,000
                                                                       =======
Financial information systems design and implementation.........      $     --
                                                                       =======

All other fees:
Tax services ...................................................      $327,000
Consulting and special projects.................................       192,000
                                                                       -------
   Total non-audit services.....................................      $519,000
                                                                       =======

     Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the SEC.

                                 AUDIT COMMITTEE
                                Peter S. Fishman
                                Edmund M. Kaufman
                                Daniel A. Markee


Compensation Committee Interlocks and Insider Participation

     On July 22, 1999, Daniel A. Markee, Robert M. Deutschman and Elizabeth F. Aaroe were appointed to the Compensation Committee, and served on the Committee throughout 2000. Edmund M. Kaufman began serving on the Committee in March 2000. No Committee member was, during the year ended December 31, 2000, an officer or employee of the Company or any of its subsidiaries.

Compensation Committee Report On Executive Compensation

     The Compensation Committee report below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or Exchange Act. The Compensation Committee of the Board of
Directors of the Company (the "Committee") is made up exclusively of non-employee directors. The Committee administers the executive compensation programs of the Company.

     The Company's executive compensation program is designed to attract, retain, and motivate high caliber executives and to focus the interests of the executives on objectives that enhance stockholder value. These goals are attained by emphasizing "pay for performance" by having a portion of the executive's compensation dependent upon business results and by providing equity interests in the Company. The principal elements of the Company's executive compensation program are base salary and stock options. In addition, the Company anticipates that it will recognize individual contributions as well as overall business results, using a discretionary bonus program.

Base Salary

     Base salaries for the Company's executives are intended to reflect the scope of each executive's responsibilities, the success of the Company, and contributions of each executive to that success. Executive salaries are adjusted gradually over time and only as necessary to meet this objective. Increases in base salary may be moderated by other considerations, such as geographic or market data, industry trends or internal fairness within the Company.

Bonuses

     Annual discretionary bonuses were paid by the Company and the Bank in 2000. The amount of the annual discretionary bonuses paid to executives by the Company was determined by the Committee, and the amount of the annual discretionary bonuses paid by the Bank was determined by the Bank's board of directors. Annual bonuses paid to other employees were based on salary levels for the employees.

Incentive Stock Option Plan

     At its annual shareholder meeting in December 1999, the Company adopted a new Equity Participation Plan (the "Equity Participation Plan"). The purpose of the Equity Participation Plan is to enable the Company to attract, retain and motivate key employees, directors and, on occasion, consultants, by providing them with equity participation in the Company. Accordingly, the Equity
Participation Plan permits the Company to grant incentive stock options ("ISOs"), non-statutory stock options ("NSOs"), restricted stock and stock appreciation rights (collectively "Awards") to employees, directors and consultants of the Company and subsidiaries of the Company. The Plan was subsequently amended at the Company's June 2000 shareholder meeting to (1) increase the number of shares reserved for issuance under the Plan by 1,200,000 shares of common stock to an aggregate of 4,000,000 shares and (2) allow any participant in the Plan to receive grants of options or other awards with respect to up to 1,000,000 shares of common stock per year. In January 2001 the Plan was further amended to revise the definition of "change in control" in those provisions of the Plan that permit accelerated vesting of the options in the event of a change in control. The Board of Directors has delegated administration of the Equity Participation Plan to the Committee.

     Under the Equity Participation Plan, the Committee may grant ISOs and NSOs. The option exercise price of both ISOs and NSOs may not be less than the fair market value of the shares covered by the option on the date the option is granted. The Committee also may grant Awards of restricted shares of Common Stock. Each restricted stock Award would specify the number of shares of Common Stock to be issued to the recipient, the date of issuance, any consideration for such shares and the restrictions imposed on the shares (including the conditions of release or lapse of such restrictions). The Committee also may grant Awards of stock appreciation rights. A stock appreciation right entitles the holder to receive from the Company, in cash or Common Stock, at the time of exercise, the excess of the fair market value at the date of exercise of a share of Common Stock over a specified price fixed by the Committee in the Award, multiplied by the number of shares as to which the right is being exercised. The specified price fixed by the Committee will not be less than the fair market value of shares of Common Stock at the date the stock appreciation right was granted.

     In 2000, the Committee granted options for 975,000 shares to the Chief Executive Officer of the Company pursuant to his employment arrangement discussed earlier, and options for 2,160,000 shares to other officers and directors of the Company and the Bank. In 2001, the Committee has granted options for 10,000 shares to a director of the Company and options for 125,000 shares to an officer of the Bank.

     In April 2001 the Board of Directors passed a resolution providing that upon a change in control of the Company, all granted options would vest and immediately become exercisable.

CEO Compensation

     As discussed previously, effective April 1, 2000 Mr. Glennon agreed to forego substantially all of his cash compensation for the subsequent 23 months in exchange for options to acquire 575,000 shares of the Company's common stock. The purpose of this arrangement is to improve the Company's cash flow, and to provide added incentive for high levels of performance and for unusual efforts to increase the earnings and performance of the Company. The Committee believes that this arrangement is in the best interests of the Company and its stockholders, as such arrangement directly aligns the value of Mr. Glennon's compensation with the financial performance of the Company.


                             COMPENSATION COMMITTEE
                                Daniel A. Markee
                              Robert M. Deutschman
                               Elizabeth F. Aaroe
                                Edmund M. Kaufman

Certain Relationships and Related Transactions

     Edmund M. Kaufman, a Director of the Company, was a Senior Partner with the law firm of Irell & Manella LLP, one of the Company's counsel, until June 2000, and was of counsel to Irell & Manella LLP from July to December 2000. In 2000, the Company paid approximately $712,000 in legal fees to Irell & Manella. Effective January 1, 2001, Mr. Kaufman is a Senior Partner emeritus with Irell & Manella LLP.

Performance Graph

     The following Performance Graph covers the period beginning July 7, 1999 when the Company's new Common Stock commenced trading, through December 31, 2000. The graph compares the performance of the Company's Common Stock to the S&P 500 and a Financial Services Index ("FSI").




                          2000 Measurement Period(1)(2)

                                                             July 7,     December 31,    December 31,
                                                               1999          1999            2000
                                                             --------    ------------    ------------
            Company.....................................     $ 100.00         $ 39.29         $ 35.71
            FSI(3)......................................     $ 100.00         $ 94.64         $ 77.91
            S&P 500.....................................     $ 100.00         $105.26         $ 94.59

--------------

(1) Assumes all distributions to stockholders are reinvested on the payment dates.

(2) Assumes $100 invested on July 7, 1999 in the Company's Common Stock, the S&P 500 Index and the FSI.

(3) The companies included in the FSI through December 31, 2000 are Advanta Corporation, American Business Financial Services Inc., American Express Company, Bingham Financial Services Corporation, CIT Group Inc., Equivest Finance Inc., Resource America Inc. and Ocwen Financial Corporation.



Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act of 1934 requires the Company's directors and executive officers and the beneficial owners of more than ten percent of the common stock of the Company to file with the Securities and Exchange Commission reports of initial ownership and reports of changes in ownership of common stock and other equity securities of the Company. Because of the complexity of the reporting rules, the Company has assumed responsibility for preparing and filing all reports required to be filed under Section 16(a) by the directors and executive officers. To the knowledge of the Company, no director, officer or beneficial owner of more than ten percent of the common stock of the Company has failed to timely furnish reports required of such person by Section 16(a) on Forms 3, 4 and 5.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The shares of common stock constitute the only outstanding class of voting securities of the Company. As of April 19, 2001, there were 20,079,125 shares of common stock outstanding and entitled to vote and approximately 33 stockholders of record.

     The following table shows, as of April 19, 2001, the beneficial ownership of common stock with respect to (i) each person who was known by the Company to own beneficially more than 5% of the outstanding shares of common stock, (ii) each director, (iii) each named executive officer, and (iv) all directors and executive officers as a group.



                                                                              Amount and Nature of
                                                                                   Beneficial         Percent of
Name, Title and Address of Beneficial Owner                                       Ownership (1)         Class
--------------------------------------------------------------------------    --------------------   ------------
American Express Financial Advisors...................................              4,186,000               20.8%
   IDS Tower 10, T30/216
   Minneapolis, MN 55440
Fog Cutter Capital Group Inc..........................................              2,874,791               14.3%
   1631 SW Columbia Street
   Portland, Oregon 97201
Capital Research and Management - Income Fund.........................              2,150,517               10.7%
   333 South Hope Street, 55th Floor
   Los Angeles, CA 90071
Howard Amster.........................................................              1,859,615                9.3%
   23811 Chagrin Blvd. #200
   Beachwood, OH 44122
Capital Research and Management - Bond Fund...........................              1,601,967                8.0%
   333 South Hope Street, 55th Floor
   Los Angeles, CA 90071
Lutheran Brotherhood Research Corp....................................              1,457,358                7.3%
   625 4th Avenue South
   Minneapolis, MN 55415
Jayhawk Capital Management............................................              1,249,800                6.2%
   8201 Mission Road, Suite 110
   Prairie Village, KS 66208
Elizabeth F. Aaroe....................................................                 36,666 (3)             *
   Director
Richard S. Cupp (2)...................................................                 83,332 (4)             *
   Chief Executive Officer and President, First Bank of Beverly Hills,
   FSB
Robert M. Deutschman (2) .............................................                111,666 (3)             *
   Director
Larry B. Faigin (2)...................................................                 76,666 (3)             *
   Chairman of the Board
Peter S. Fishman (2) .................................................                 13,333 (5)             *
   Director
Stephen P. Glennon (2)................................................                483,333 (6)            2.4%
   Chief Executive Officer, Director
Edmund M. Kaufman (2).................................................                 58,333 (5)             *
   Director
Daniel A. Markee (2)..................................................                 26,666 (3)             *
   Director
Jay H. Memmott (2)....................................................                116,666 (7)             *
   Chief Executive Officer and President, Wilshire Credit Corporation
Mark H. Peterman (2)..................................................                 74,999 (8)             *
   Executive Vice President, Legal Counsel and Secretary
Bruce A. Weinstein (2)................................................                119,866 (7)             *
   Executive Vice President and Chief Financial Officer
All directors and executive officers as a group (11 persons)..........              1,201,526 (9)            5.7%

-------------------------

(1)      Amounts include stock options vesting within 60 days of April 19, 2001.
(2) The address for this stockholder is c/o Wilshire Financial Services Group Inc., 1776 S.W. Madison Street, Portland, OR 97205.
(3) Includes 26,666 shares of common stock which may be acquired upon the exercise of options.
(4) Includes 83,332 shares of common stock which may be acquired upon the exercise of options.
(5) Includes 13,333 shares of common stock which may be acquired upon the exercise of options.
(6) Includes 483,333 shares of common stock which may be acquired upon the exercise of options.
(7) Includes 116,666 shares of common stock which may be acquired upon the exercise of options.
(8) Includes 74,999 shares of common stock which may be acquired upon the exercise of options.
(9) Includes 1,008,326 shares of common stock which may be acquired upon the exercise of options.


* Less than 1%.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Deloitte & Touche LLP ("D&T") has audited the financial statements of the Company for the year ended December 31, 2000 and has been engaged to audit the financial statements of the Company for the year ending December 31, 2001. A representative of D&T is expected to be present at the annual meeting, with the opportunity to make a statement if the representative desires to do so. That representative is also expected to be available to respond to appropriate questions.

     On October 6, 2000, the Company elected not to renew the engagement of its former independent accountants, Arthur Andersen LLP. The decision was recommended by the Audit Committees of the Boards of Directors of the Company and the Bank and approved by the Board of Directors of the Company.

     Arthur Andersen LLP's report on the Company's financial statements for the year ended December 31, 1999 did not contain any adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles. However, the report made reference to the adoption of a new basis of accounting resulting from the Company's emergence from bankruptcy. In its report on the financial statements of the Company for the year ended December 31, 1998, Arthur Andersen LLP modified its opinion on the financial statements to indicate uncertainties about the Company's ability to continue as a going concern. As such, Arthur Andersen LLP cited certain factors disclosed by the Company in its financial statements that raised a substantial doubt about the ability of the Company to continue as a going concern.

     During the years ended December 31, 1998 and 1999 and through October 6, 2000, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. In addition, during the years ended December 31, 1998 and 1999 and through October 6, 2000, there were no reportable events as described in Regulation S-K, Item 304(a)(1)(v).

     The Company engaged D&T as the Company's new independent accountants and tax advisors as of October 11, 2000. During the years ended December 31, 1998 and 1999 and through October 11, 2000, the Company did not consult with D&T on any items which concern the subject matter of a disagreement or reportable event with the former auditor as described in Regulation S-K, Item 304(a)(2).


                                 OTHER BUSINESS

     The Company does not know of any other business to be presented at the annual meeting and does not intend to bring any other matters before the annual meeting. However, if any other matters properly come before the annual meeting, the persons named in the accompanying proxy are empowered, in the absence of contrary instructions, to vote according to their best judgment.

                STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

     In order to be eligible for inclusion in the Company's proxy statement and proxy card for the next annual meeting of stockholders in 2002 pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals must be received by the Secretary of the Company at its principal executive offices no later than December 26, 2001. However, in order for such stockholder proposals to be eligible to be brought before the stockholders at the next annual meeting, the stockholder submitting such proposals also must comply with the procedures, including the deadlines, required by the Company's bylaws. Stockholder nominations of directors are not stockholder proposals within the meaning of Rule 14a-8 and are not eligible for inclusion in the Company's proxy statement.



                                             By Order of the Board of Directors

                                             /s/ BRUCE A. WEINSTEIN

                                             Bruce A. Weinstein
                                             Executive Vice President and Chief
                                             Financial Officer

Portland, Oregon
April 25, 2001

PLEASE PROMPTLY VOTE, DATE, SIGN AND RETURN THE ENCLOSED PROXY, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. A RETURN SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. A PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED. AT ANY TIME BEFORE A VOTE AT THE ANNUAL MEETING YOU MAY REVOKE YOUR PROXY BY (1) A LATER DATED PROXY OR A WRITTEN NOTICE OF REVOCATION DELIVERED TO THE INSPECTOR OF ELECTIONS OR THE SECRETARY OF THE COMPANY OR (2) ADVISING THE INSPECTOR OF ELECTIONS OR THE SECRETARY OF THE COMPANY AT THE MEETING THAT YOU ELECT TO VOTE IN PERSON. ATTENDANCE AT THE MEETING WILL NOT IN AND OF ITSELF REVOKE A PROXY.

THE ANNUAL MEETING IS ON TUESDAY, MAY 22, 2001.  PLEASE RETURN YOUR PROXY IN
TIME.

                        WILSHIRE FINANCIAL SERVICES GROUP
                             AUDIT COMMITTEE CHARTER

                                                                     APPENDIX A

The Board of Directors of Wilshire Financial Services Group Inc. hereby constitutes and establishes an audit committee with authority, responsibility and duties as described in this document. This charter has been drafted in conformity with the February, 1999 report of the "Blue Ribbon" Committee on Improving the Effectiveness of Corporate Audit Committees, which was sponsored by the New York Stock Exchange and the National Association of Securities Dealers. This document should be reviewed and reassessed annually.

Mission
The mission of the audit committee is to create an effective control environment and transparent financial reporting by evaluating and monitoring: o Effectiveness of the Company's internal financial controls, processes and procedures. o Adequacy of the Company's accounting principles and procedures which govern financial reporting. o Independent and Internal Auditor's review procedures, scope and exceptions.

Composition and Term of Appointment
The audit committee shall consist of not fewer than three directors, all of whom are independent of management and of any relationships that would interfere with their responsibilities as committee members, as defined in attachment A hereto. Each member will posses the financial knowledge necessary to read and understand basic financial statements. At least one member of the audit committee shall have accounting or related financial management expertise. Membership and terms of appointment shall be at the discretion of the board of directors.

Authority
The audit committee is empowered by the board to retain qualified persons as necessary to assist in the effective discharge of their responsibilities. This includes the authority and responsibility to select, evaluate and replace the outside auditor. The audit committee may be requested by the board to investigate any activity of the company, and all employees are directed to cooperate fully as requested by members of the committee and their representatives.

Responsibility
The audit committee is to assist the board of directors in carrying out its fiduciary responsibility to shareholders and the investment community relating to the quality and integrity of accounting systems, financial reporting practices and the overall internal control structure of Wilshire Financial Services Group Inc. and its subsidiaries. The committee will serve as a focal point for communication between non-committee directors, independent accountants, internal audit and Wilshire management, as their duties relate to financial accounting, reporting and controls. The committee is to be the board's principal agent in ensuring the independence of the corporation's independent accountants and the adequacy of disclosures to stockholders.

The independent auditor is ultimately accountable to the board of directors and the audit committee of the company.

Meetings
The audit committee shall meet at least quarterly (to coincide with each fiscal quarter) and more often as deemed necessary by the committee. As necessary or desirable, the chairman may request that members of management, internal audit and representatives of the independent accountants be present at meetings of the committee.

Minutes
Minutes are to be prepared at each meeting and sent to audit committee members and to Wilshire board members who are not on the committee. The company's independent auditors shall also be recipients of minutes for all meetings that they attend and for other meetings as deemed necessary by the committee.

Specific Duties of the Audit Committee
1. Review with company management, independent accountants and internal audit, the company's policies and procedures to reasonably ensure the adequacy of internal accounting and financial reporting controls.

2. Review and approve internal audit's annual audit plan. Monitor completion of the audit plan during the year.

3. Review, discuss and understand all findings of the internal audit group. Ensure timely resolution of enhancements to the system of nternal control.

4. Instruct the independent public accountant and the internal auditor that the committee expects to be advised if there are any areas that require its special attention.

5. Prior to the annual external audit and quarterly reviews, review the scope and general extent of the independent accountant's planned audit examination, including their engagement letter. The auditors' fees are to be arranged with management and summarized for committee review. This review should include obtaining an explanation from the independent accountant of the factors considered by the accountant in determining the audit scope, including:
         o Quality of internal control structure
         o Materiality of the various segments of the company's activities
         o Industry and business risk characteristics of the company
         o External reporting requirements
         o Extent of involvement of internal audit in the examination
         o Other areas to be covered during the audit engagement

6. Upon completion of the annual audit and quarterly reviews, review with company management and the independent accountants, financial results, audit adjustments and operational/ accounting recommendations.

7. The committee should inquire as to the extent to which independent public accountants other than the principal auditor are to used and understand the rationale for using them.

8. Review management's proposed selection of an independent public accountant and decide whether or not to confirm based on management recommendations, past performance, proposed audit fee and engagement letter coverage, firm reputation, experience levels of the partner and other management personnel, and assigned staff.

9. Instruct the independent auditor to annually submit a formal written statement regarding relationships and services which may impact independence.





--------------------------                          ---------------------------
Larry Faigin, Chairman                              Elizabeth Aaroe, Director


--------------------------                          ---------------------------
Dan Markee, Director                                Robert Deutschman


--------------------------
Peter Fishman, Director

                     WILSHIRE FINANCIAL SERVICES GROUP INC.
                    1776 S.W. Madison, Portland, Oregon 97205

    PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WILSHIRE FINANCIAL
             SERVICES GROUP INC. FOR ANNUAL MEETING OF STOCKHOLDERS
                                  May 22, 2001

     The undersigned hereby constitutes and appoints Larry B. Faigin and Stephen
P. Glennon, or either of them, with full power of substitution, attorneys and proxies of the undersigned, to represent the undersigned and vote all shares of the common stock of Wilshire Financial Services Group Inc. ("WFSG") which the undersigned would be entitled to vote if personally present at WFSG's annual meeting of stockholders to be held at the law offices of Irell & Manella LLP at 1800 Avenue of the Stars, Suite 900, Los Angeles, California 90067 at 10:00 a.m. on May 22, 2001, and at any postponement or adjournment thereof, in the following manner.

     WHEN THIS PROXY IS PROPERLY EXECUTED AND RETURNED, THE SHARES IT REPRESENTS WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE CHOICES SPECIFIED ABOVE. IF NO CHOICES ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES LISTED IN PROPOSAL ONE, AND IN ACCORDANCE WITH THE BEST JUDGMENT OF THE DESIGNATED INDIVIDUALS WITH RESPECT TO MATTERS INCIDENT TO THE CONDUCT OF THE MEETING AND ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. IF ANY OF THE NOMINEES FOR DIRECTOR IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE PROXY HOLDER WILL VOTE FOR SUCH OTHER PERSON OR PERSONS AS THE BOARD OF DIRECTORS MAY RECOMMEND.

                                          WILSHIRE FINANCIAL SERVICES GROUP INC.
                                          P.O. BOX 11022
                                          NEW YORK, N.Y. 10203-0022

(Continued and to be dated and signed on the reverse side.)

                             Detach Proxy Card Here
                            -                      -

                               Please Detach Here
                 You Must Detach This Portion of the Proxy Card
                _ Before Returning it in the Enclosed Envelope _


1. ELECTION OF DIRECTORS   FOR all nominees /  /   WITHHOLD AUTHORITY to vote /  /  *EXCEPTIONS /  /
                           listed below            for all nominees listed below

Nominees: Larry B. Faigin, Robert M. Deutschman, Peter S. Fishman,
Stephen P. Glennon, Daniel A. Markee and Edmund M. Kaufman
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

*Exceptions ___________________________________________________________________





                                                  Change of Address and/
                                                  or Comments Mark Here  /  /


                                       Please date and sign exactly as your name or names appears hereon. If more than one owner, all should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If the signatory is a corporation or partnership, sign in full corporate or partnership name by duly authorized officer or partner.

                                       DATED:_____________________________, 2001


                                       -----------------------------------------
                                                        Signature

                                       -----------------------------------------
                                                Signature if held jointly


(PLEASE PROMPTLY COMPLETE, DATE,            Votes must be indicated
SIGN AND RETURN THIS PROXY USING            (x) in Black or Blue ink. X
THE ENCLOSED ENVELOPE.)